UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2008

Cole Credit Property Trust II, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51963	20-1676382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Cole Credit Property Trust II, Inc. (the “Company”) initially registered 25,000,000 shares of common stock for sale pursuant to its Amended and Restated Distribution Reinvestment Plan for up to $237,500,000 under a registration statement on Form S-11 (Commission File No. 333-138444) (the “Registration Statement”). As provided in Prospectus Supplement No. 5 under the Registration Statement, effective as of September 4, 2008, the Company reallocated the aggregate amount of shares being offered under such registration statement, to the effect that 6,000,000 shares were offered pursuant to the Amended and Restated Distribution Reinvestment Plan for up to $57,000,000.

On September 18, 2008, the Company adopted its Second Amended and Restated Distribution Reinvestment Plan (the “Plan”) and filed a registration statement on Form S-3 (Commission File No. 333-153578) (the “DRIP Registration Statement”) under the Securities Act of 1933, as amended. The Company registered 30,000,000 shares of its common stock in the DRIP Registration Statement for up to $285,000,000 pursuant to the Plan (the “Offering”). Pursuant to the Plan, each holder of the Company’s common stock may elect to have his or her distributions reinvested in additional shares of the Company’s common stock at the higher of 95% of the value of one share as estimated by the Company’s board of directors or $9.50 per share. No selling commissions or dealer manager fees will be paid in connection with the Offering. The DRIP Registration Statement automatically became effective upon its filing. The Company believes the registration of 30,000,000 shares will allow stockholders that elect to participate in the Company’s distribution reinvestment program to reinvest their distributions in the Company’s common stock pursuant to the Plan for several years.

As a result of the Offering, effective November 14, 2008, the Company terminated its Amended and Restated Distribution Reinvestment Plan. As of November 14, 2008, there were 66,778 shares remaining under the Amended and Restated Distribution Reinvestment Plan that were registered for sale pursuant to the Registration Statement. The Company intends to de-register such shares.

Immediately upon the termination of the Company’s Amended and Restated Distribution Reinvestment Plan, all distributions to stockholders participating in the Company’s distribution reinvestment program will be made pursuant to the Plan and the DRIP Registration Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2008	COLE CREDIT PROPERTY TRUST II, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President and Chief Financial Officer